UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cullen/Frost Bankers, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cullen/Frost Bankers, Inc. + C 1234567890 000004 MMMMMM ENDORSEMENT_LINE SACKPACK MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.investorvote.com/CFR or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 MMMMMMMMM ADD 5 ADD 6 Votes submitted electronically must be received by 11:59 p.m., EDT, on April 27, 2021. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 28, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/CFR Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/CFR. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 7, 2021 to facilitate timely delivery. 2NOT COY + 03EV1B

Shareholder Meeting Notice Cullen/Frost Bankers, Inc.’s Annual Meeting of Shareholders will be held on April 28, 2021 at 111 W. Houston St., San Antonio, Texas 78205, at 11:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3: 1. Election of Directors: 01—Carlos Alvarez 02—Chris M. Avery 03—Anthony R. Chase 04—Cynthia J. Comparin 05—Samuel G. Dawson 06—Crawford H. Edwards 07—Patrick B. Frost 08—Phillip D. Green 09—David J. Haemisegger 10—Karen E. Jennings 11—Charles W. Matthews 12—Ida Clement Steen 2. To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost Bankers, Inc. for the fiscal year that began January 1, 2021. 3. To provide nonbinding approval of executive compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. The proxy statement contains specific instructions on how to vote at the meeting. Here’s how to order a paper or email copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. If you request a paper copy, a proxy card will be included in the mailing to you. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/CFR — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Cullen/Frost Bankers, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy or email copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 7, 2021.